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                                                                     EXHIBIT 4.2


                Series C Perpetual Convertible Preferred Stock


                                                             CUSIP 591598 30 5

    NUMBER                                                           SHARES

  INCORPORATED UNDER THE LAWS                         OF THE STATE OF DELAWARE

                             METRIS COMPANIES INC.
                      (See Restrictive Legend on Reverse)

This Certifies that____________________________________is the owner of
______________________________________________full paid and non-assessable
SHARES OF THE PREFERRED STOCK OF METRIS COMPANIES INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

     The corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, this ___________________day of_____________________A.D. 19____.


______________________                                   ______________________
      Secretary                                                 President


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  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                    OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


For Value Received,___ hereby sell, assign and transfer unto ___________________ ______________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________Attorney to transfer the said
Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated____________________ 19_________

          In presence of

                                 ________________________________
     _________________________


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE LAWS REGULATING THE SALE OF SECURITIES AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION IS OBTAINED AND TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


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                            THIS SPACE IS NOT TO BE
                              COVERED IN ANY WAY

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